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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-KSB

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         January 3, 1997
                                                 -------------------------------

                         Mako Marine International, Inc.
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             (Exact name of registrant as specified in its charter)

          Florida                    0-26618                65-0501535
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(State or other jurisdiction       (Commission              (IRS Employer
    or incorporation)              File Number)             Identification No.)

       4355 N.W. 128th Street, Miami, Florida               33054
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       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code     (305) 685-6591
                                                   -----------------------------

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ITEM 5.  OTHER EVENTS

     On January 3, 1997 the common stock, $.01 par value per share ("Common Stock") of Mako Marine International, Inc. ("Mako") and the Redeemable Common Stock Purchase Warrants of Mako ("Warrants") were delisted from the Nasdaq SmallCap Market on which they had been traded under the symbols MAKO-C and MAKOW-C, respectively. Subsequent to the delisting, the Common Stock and Warrants are trading on the OTC Bulletin Board under the symbols MAKO and MAKOW. Reference is made to the text of Mako's Press Release dated January 3, 1997, which is incorporated herein by reference and attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a),(b) FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

          Not applicable


     (c)  EXHIBITS.


     99.1  Press Release of Mako Marine International, Inc., dated
January 3, 1997.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MAKO MARINE INTERNATIONAL, INC.


Date:                                   By:/s/ Douglas W. Baena
     ---------------                       -------------------------------------
                                             Douglas W. Baena
                                             Chairman of the Board, President
                                             and Chief Executive Officer


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ITEM 7.   (a),(b)   FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

                    Not applicable

          (c)       EXHIBITS.


     99.1 Press Release of Mako Marine International, Inc., dated
January 3, 1997.


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